UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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Oxford Resource Partners, LP

(Name of Registrant as Specified in its Charter)

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Oxford Resource Partners, LP

41 South High Street, Suite 3450

Columbus, Ohio 43215

NOTICE OF ACTION BY WRITTEN CONSENT

We are Not Asking You for a Proxy and

You are Requested Not to Send Us a Proxy

To the Unitholders of Oxford Resource Partners, LP:

The purpose of this notice of action by written consent and information statement is to advise the unitholders of Oxford Resource Partners, LP (the “Partnership”) of the approval, by written consent, of a first amendment (the “Amendment”) to the Oxford Resource Partners, LP Amended and Restated Long-Term Incentive Plan (the “Current LTIP”; as amended, the “LTIP”). The Current LTIP provides for awards of options to purchase common units, common unit appreciation rights, restricted common units, phantom common units, other common unit-based awards, common units and replacement common units, including any tandem distribution equivalent rights granted with respect thereto, to employees, directors or consultants providing services to us, our general partner or affiliates thereof. The Amendment will authorize an additional 750,000 common units of the Partnership for grants and issuances under the LTIP. This notice and information statement is being mailed to unitholders of record of the Partnership as of January 29, 2014.

We are not asking you to approve the Amendment. The Amendment was unanimously approved by the board of directors of Oxford Resources GP, LLC, our general partner, on December 12, 2013. Although approval by unitholders of the Amendment is also required by rules of The New York Stock Exchange (the “NYSE”), we are not soliciting your vote because, on December 31, 2013, AIM Oxford Holdings, LLC and C&T Coal, Inc. (the “Consenting Majority Unitholders”), who together held a majority of our outstanding total common and subordinated units as of that date, also approved the Amendment by a written consent in lieu of a special meeting of the unitholders, with the Amendment to be effective 20 calendar days after the date this information statement is sent or given to our unitholders. Such action by written consent is sufficient to adopt the Amendment without the affirmative vote of any other unitholders. Accordingly, no other votes are necessary to adopt the Amendment and your approval is neither required nor requested.

Notwithstanding the execution and delivery of the written consent by the Consenting Majority Unitholders as described above, under applicable securities regulations, the Amendment may not become effective until at least 20 calendar days after the date this information statement is sent or given to our unitholders. Therefore, the earliest possible date on which the Amendment can become effective is February 27, 2014. A copy of the Amendment is attached to the accompanying information statement as Annex A. Under the rules of the Securities and Exchange Commission (the “SEC”) and Delaware law, we are required to furnish you with certain information concerning the LTIP and this action by the Consenting Majority Unitholders. This notice and the accompanying information statement shall constitute notice to you as required by the rules of the SEC, our Third Amended and Restated Agreement of Limited Partnership, as amended, and Delaware law.

If you have any questions, please contact our Investor Relations Department at (614) 643-0314.

Sincerely,

Daniel M. Maher
Senior Vice President, Chief Legal Officer and Secretary

This notice and the accompanying information statement are dated and are first being mailed to our unitholders on or about February 7, 2014.

Oxford Resource Partners, LP

41 South High Street, Suite 3450

Columbus, Ohio 43215

INFORMATION STATEMENT

We are Not Asking You for a Proxy and

You are Requested Not to Send Us a Proxy

To the Unitholders of Oxford Resource Partners, LP:

This information statement is being furnished to the unitholders of Oxford Resource Partners, LP (the “Partnership”) of record as of January 29, 2014 to provide information about a first amendment (the “Amendment”) to the Oxford Resource Partners, LP Amended and Restated Long-Term Incentive Plan (the “Current LTIP”; as amended, the “LTIP”). The Current LTIP provides for awards of options to purchase common units, common unit appreciation rights, restricted common units, phantom common units, other common unit-based awards, common units and replacement common units, including any tandem distribution equivalent rights granted with respect thereto, to employees, directors or consultants providing services to us, our general partner or affiliates thereof. The Amendment will authorize an additional 750,000 common units of the Partnership for grants and issuances under the LTIP.

We are not asking you to approve the Amendment. The Amendment was unanimously approved by the board of directors of Oxford Resources GP, LLC, our general partner, on December 12, 2013. Although approval by unitholders of the Amendment is also required by rules of The New York Stock Exchange (the “NYSE”), we are not soliciting your vote because, on December 31, 2013, AIM Oxford Holdings, LLC and C&T Coal, Inc. (the “Consenting Majority Unitholders”), who together held a majority of our outstanding total common and subordinated units as of that date, also approved the Amendment by a written consent in lieu of a special meeting of the unitholders to be effective 20 calendar days after the date this information statement is sent or given to our unitholders. This action by written consent will be sufficient to adopt the Amendment without the affirmative vote of any other unitholders. Accordingly, no other votes are necessary to adopt the Amendment and your approval is neither required nor requested.

Notwithstanding the execution and delivery of the written consent by the Consenting Majority Unitholders as described above, under applicable securities regulations, the Amendment may not become effective until at least 20 calendar days after the date this information statement is sent or given to our unitholders. Therefore, the earliest possible date on which the Amendment can become effective is February 27, 2014. A copy of the Amendment is attached to this information statement as Annex A. Please read this information statement carefully and in its entirety as it contains important information.

Neither the SEC nor any state securities commission has approved or disapproved of the Amendment, passed upon the merits or fairness of the Amendment or determined if this information statement is accurate or complete. Any representation to the contrary is a criminal offense.

Sincerely,

Daniel M. Maher
Senior Vice President, Chief Legal Officer and Secretary

 This information statement is dated and is first being mailed to our unitholders on or about February 7, 2014.

ACTION BY THE BOARD OF DIRECTORS OF THE GENERAL PARTNER

AND CONSENTING MAJORITY UNITHOLDERS

On December 12, 2013, the board of directors of Oxford Resources GP, LLC (the or our “General Partner”), the general partner of Oxford Resource Partners, LP (together with its consolidated subsidiaries, the “Partnership,” “we,” “our” or “us”), unanimously approved resolutions adopting a first amendment (the “Amendment”) to the Oxford Resource Partners, LP Amended and Restated Long-Term Incentive Plan (the “Current LTIP”; as amended, the “LTIP”), subject to the requisite unitholder approval as required by the rules of the New York Stock Exchange (“NYSE”).The Current LTIP provides for awards of options to purchase common units, common unit appreciation rights, restricted common units, phantom common units, other common unit-based awards, common units and replacement common units, including any tandem distribution equivalent rights granted with respect thereto, to employees, directors or consultants providing services to the Partnership, the General Partner or affiliates thereof. The Amendment will authorize an additional 750,000 common units of the Partnership for grants and issuances under the LTIP. Under Delaware law and under our Third Amended and Restated Agreement of Limited Partnership, as amended (the “Partnership Agreement”), any action that may be taken at a meeting of unitholders may be taken without a meeting if approval in writing setting forth the action so taken is signed by the holders of outstanding limited partner interests having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all limited partner interests were present and voted. On December 31, 2013, the action taken by the board of directors of the General Partner (the “Board”) regarding the Amendment was approved by the written consent of AIM Oxford Holdings, LLC (“AIM Oxford”) and C&T Coal, Inc. (“C&T Coal,” and together with AIM Oxford, collectively the “Consenting Majority Unitholders”), who together held a majority of our outstanding total common and subordinated units as of that date, to be effective 20 calendar days after the date this information statement is sent or given to our unitholders. Consequently, no meeting of our common unitholders is required to be or will be held to approve the Amendment.

DISSENTER’S RIGHT OF APPRAISAL

Under Delaware law, unitholders are not entitled to any dissenter’s right of appraisal with respect to the above action.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of December 31, 2013, there were a total of 20,867,073 common and subordinated units issued and outstanding. Each holder of common or subordinated units is entitled to one vote for each such common or subordinated unit held by such holder. As of December 31, 2013, the Consenting Majority Unitholders were the record owners of 11,350,405 common and subordinated units, representing a majority of the issued and outstanding common and subordinated units of Oxford Resource Partners, LP. The Consenting Majority Unitholders, as the holders of a majority of our outstanding common and subordinated units, have approved the Amendment as described above.

Preemptive Rights. Pursuant to our Partnership Agreement, no person, other than our General Partner, has any preemptive, preferential or other similar rights with respect to the issuance of our equity securities, including our common units. Our General Partner has the right, which it may assign to any of its affiliates, to purchase equity securities from us whenever, and on the same terms that, we issue equity securities to persons other than our General Partner and its affiliates, to the extent necessary for the General Partner and its affiliates to maintain their percentage ownership equal to any or all of the percentage ownership that existed immediately prior to the issuance of such equity securities.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of units as of February 3, 2014 (the “Ownership Reference Date”) by:

●	each person who is known to us to beneficially own 5% or more of such units to be outstanding;

●	our General Partner;

●	each of the directors and named executive officers of our General Partner; and

●	all of the directors and executive officers of our General Partner as a group.

All information with respect to beneficial ownership has been furnished by the respective directors, officers or 5% or more unitholders as the case may be.

The equity interests of our General Partner are comprised of Class A units and Class B units.  The Class B units represent only profits interests in our General Partner from the date of issuance.  The Class A units of our General Partner are owned 33.7% by C&T Coal and 66.3% by AIM Oxford (both of which are reflected as 5% or more unitholders in the table below).  C&T Coal is owned by Charles C. Ungurean, our President and Chief Executive Officer, and Thomas T. Ungurean, our former Senior Vice President, Equipment, Procurement and Maintenance, and AIM Oxford is owned by AIM Coal LLC and certain investment partnerships affiliated with American Infrastructure MLP Fund, L.P.  The Class B units of our General Partner are owned 67.3% by Daniel M. Maher, our Senior Vice President, Chief Legal Officer and Secretary, and 32.7% by Jeffrey M. Gutman, our former Senior Vice President, Chief Financial Officer and Treasurer.

The amounts and percentage of units beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities.  Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security.  In computing the number of common units beneficially owned by a person and the percentage ownership of that person, common units subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of the Ownership Reference Date, if any, are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person.  Except as indicated by footnote, the persons named in the table below have sole voting and investment power with respect to all units shown as beneficially owned by them, subject to community property laws where applicable.

The percentage of units beneficially owned is based on a total of 10,589,149 common units and 10,280,380 subordinated units outstanding as of the Ownership Reference Date.

Name of Beneficial Owner	Common Units to be Beneficially Owned	Percentage of Common Units to be Beneficially Owned	Subordinated Units to be Beneficially Owned	Percentage of Subordinated Units to be Beneficially Owned	Percentage of Total Common and Subordinated Units to be Beneficially Owned
AIM Oxford Holdings, LLC(1)(2)	709,143	6.7%	6,813,160	66.3%	36.0%
C&T Coal, Inc.(3)	360,882	3.4%	3,467,220	33.7%	18.3%
Pacific Investment Management Company LLC(4)	1,256,617	11.9%	—	—	6.0%
Advisory Research, Inc.(5)	1,198,175	11.3%	—	—	5.7%
George E. McCown(1)(2)(6)	709,143	6.7%	6,813,160	66.3%	36.0%
Brian D. Barlow(2)	—	—	—	—	—
Matthew P. Carbone(1)(2)(6)	709,143	6.7%	6,813,160	66.3%	36.0%
Gerald A. Tywoniuk(3)(7)(9)	47,937	*	—	—	*
Peter B. Lilly(3)(9)	71,410	*	—	—	*
Robert J. Messey(3)(8)(9)	54,795	*	—	—	*
Charles C. Ungurean(3)(10)(11)	384,715	3.6%	3,467,220	33.7%	18.5%
Thomas T. Ungurean(3)(10)(12)	366,313	3.5%	3,467,220	33.7%	18.4%
Bradley W. Harris(3)(13)	32,601	*	—	—	*
Gregory J. Honish(3)(14)	13,441	*	—	—	*
Daniel M. Maher(3)(15)	12,831	*	—	—	*
Michael B. Gardner(3)(16)	10,867	*	—	—	*
All directors and executive officers as a group (consisting of 12 persons)	1,417,440	13.4%	10,280,380	100.0%	56.1%

An asterisk indicates that the person or entity owns less than one percent.

(1)

AIM Oxford Holdings, LLC is governed by its sole manager, AIM Coal Management, LLC, a Delaware limited liability company.  AIM Coal Management, LLC’s members consist of George E. McCown and Matthew P. Carbone, both directors of our General Partner, and Robert B. Hellman, Jr. Messrs. McCown, Carbone and Hellman, in their capacities as members of AIM Coal Management, LLC, share voting and investment power with respect to the common and subordinated units owned by AIM Oxford Holdings, LLC.

(2)	The address for this person or entity is 950 Tower Lane, Suite 800, Foster City, California 94404.

(3)	The address for this person or entity is 41 South High Street, Suite 3450, Columbus, Ohio 43215.

(4)	The address for this person or entity is c/o Boston Financial Data Services, Inc., 330 West 9th Street, Kansas City, Missouri 54105.

(5)	The address for this person or entity is Two Prudential Plaza, 180 N. Stetson Avenue, suite 5500, Chicago, Illinois 60601.

(6)	Each of Messrs. McCown and Carbone disclaims beneficial ownership of the units, except to the extent of any pecuniary interest therein.

(7)

 A total of 27,774 of these common units are owned by a revocable living trust established and trusteed by Mr. Tywoniuk.  Mr. Tywoniuk disclaims beneficial ownership of the units held by such trust, except to the extent of any pecuniary interest therein.

(8)

A total of 6,000 of these common units are owned by a trust established by Mr. Messey and his spouse.  Mr. Messey disclaims beneficial ownership of the units held by such trust, except to the extent of any pecuniary interest therein.

(9)

The common units shown for Messrs. Tywoniuk, Lilly and Messey include common units which will vest and be issued to them on March 31, 2014. The number of such units which will vest and be issued are estimated because the actual number to be issued to each of them will be dependent upon the closing price for the units on March 31, 2014. Each of them will have units having a value of $12,500 at such closing price (estimated at 10,000 units based on an estimated closing price of $1.25 per unit) issued to him.

(10)

Charles C. Ungurean and Thomas T. Ungurean, as the shareholders of C&T Coal, Inc., share voting and investment power with respect to the common and subordinated units owned by C&T Coal, Inc.  Each of Charles C. Ungurean and Thomas T. Ungurean disclaims beneficial ownership of the units, except to the extent of any pecuniary interest therein.

(11)	Does not include 532,277 common units that could be issuable upon the vesting of phantom units, which phantom units will not vest within 60 days of the Ownership Reference Date.

(12)	Does not include 22,772 common units that could be issuable upon the vesting of phantom units, which phantom units will not vest within 60 days of the Ownership Reference Date.

(13)	Does not include 328,297 common units that could be issuable upon the vesting of phantom units, which phantom units will not vest within 60 days of the Ownership Reference Date.

(14)	Does not include 229,758 common units that could be issuable upon the vesting of phantom units, which phantom units will not vest within 60 days of the Ownership Reference Date.

(15)	Does not include 294,332 common units that could be issuable upon the vesting of phantom units, which phantom units will not vest within 60 days of the Ownership Reference Date.

(16)	Does not include 82,560 common units that could be issuable upon the vesting of phantom units, which phantom units will not vest within 60 days of the Ownership Reference Date.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information concerning common units that may be issued under our Current LTIP.  Our Current LTIP allows for awards of options to purchase common units, common unit appreciation rights, restricted common units, phantom common units, other common unit-based awards, common units and replacement common units, including any tandem distribution equivalent rights granted with respect thereto.  It currently permits the grant of awards covering an aggregate of 2,056,075 units.  Our Current LTIP is administered by the Compensation Committee of the Board (the “Compensation Committee”).

The Board in its discretion may terminate, suspend or discontinue our Current LTIP at any time with respect to any award that has not yet been granted.  The Board also has the right to alter or amend our Current LTIP or any part of our Current LTIP from time to time, including increasing the number of common units that may be issued thereunder subject to unitholder approval as required by the exchange upon which the common units are listed at that time.  However, no change in any outstanding grant may be made that would materially impair the rights of a participant without the consent of such participant.

The following table summarizes the number of securities remaining available for future issuance under our Current LTIP as of December 31, 2013.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	—	$—	1,623,185	(2)
Equity compensation plans not approved by security holders	—	—	—
Total	—	$—	1,623,185	(2)

(1)

Our Current LTIP was approved by our partners (general and limited) prior to our initial public offering.  Our Current LTIP permits the grant of awards covering an aggregate of 2,056,705 units, inclusive of prior award grants, which grants did not and do not require approval by our limited partners.

(2)	The number of remaining available units for award grants includes the units that would be issuable upon vesting of a total of 559,184 outstanding phantom units.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Officer Compensation

We do not directly employ any of the persons responsible for managing our Partnership. Instead, we are managed by our General Partner. All of the employees required to conduct and support our operations are employed by our General Partner. None of these employees are covered by collective bargaining agreements.

Summary Compensation Table

The following table presents total compensation amounts, paid, accrued or otherwise expensed by us with respect to the years ended December 31, 2013, 2012 and 2011 for (i) the President and Chief Executive Officer, (ii) the Senior Vice President, Chief Financial Officer and Treasurer and (iii) the three other most highly compensated executive officers of our General Partner as of December 31, 2013. Collectively, these five individuals were our “named executive officers” for 2013.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Unit Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Charles C. Ungurean	2013	501,923	622,500	500,000	3,984	1,628,408
President and Chief Executive	2012	511,155	275,000	526,688	13,835	1,326,678
Officer	2011	511,155	104,895	92,227	13,541	720,873
Bradley W. Harris	2013	301,154	398,800	300,002	8,960	1,008,916
Senior Vice President, Chief	2012	108,642	162,500	908,000	3,090	1,182,052
Financial Officer and Treasurer	2011
Daniel M. Maher	2013	271,039	392,650	270,000	9,269	942,957
Senior Vice President, Chief	2012	277,847	135,000	270,038	19,069	701,954
Legal Officer and Secretary	2011	265,846	201,250	448,463	15,332	930,890
Gregory J. Honish	2013	210,808	279,200	210,003	283	700,294
Senior Vice President,	2012	220,040	102,500	210,054	10,083	542,677
Operations	2011	214,851	33,075	80,851	10,083	338,860
Michael B. Gardner	2013	170,654	134,700	85,003	10,683	401,040
Vice President – Legal, General Counsel –	2012	186,144	68,000	82,545	17,683	354,372
Regulatory/Environmental and Assistant Secretary	2011	174,774	74,250	27,502	6,792	283,318

(1)

The 2013 bonus amounts for each named executive officer include incentive bonus amounts ($622,500 for Mr. Ungurean, $298,800 for Mr. Harris, $268,900 for Mr. Maher, $209,200 for Mr. Honish, and $84,700 for Mr. Gardner). These incentive bonus amounts represent discretionary annual cash awards accrued with respect to 2013, and will be paid to all of the named executive officers in March 2014 except that the incentive bonus amount for Mr. Gardner was and will be paid partly in December 2013 and the remainder in March 2014. Some of the bonus information for the 2013 incentive bonus has not yet been determined, as it includes amounts determined based upon certain performance results which are not yet available, and accordingly such bonus amounts are estimated based upon the anticipated performance results. The 2013 bonus amounts for each named executive officer except Mr. Ungurean also include retention bonus amounts ($100,000 for Mr. Harris, $90,000 for Mr. Maher, $70,000 for Mr. Honish, and $50,000 for Mr. Gardner). The 2013 bonus amount for Mr. Maher additionally consists of a remaining employment inducement bonus amount of $33,750 paid in early 2013.

(2)

For each named executive officer, the 2013 amount shown reflects the grant date fair value of phantom units awarded under the LTIP to each of them in January 2014 relating to services provided in 2013.

(3)

For named executive officers, the 2013 amounts shown include payments made in 2013 with respect to life insurance benefits provided to each of the named executive officers, a holiday-related allowance paid in 2013 to each of the named executive officers, the taxable portion of automobile allowances paid to Messrs. Harris, Maher and Gardner, and the dues paid for Messrs. Ungurean, Harris and Maher for a dining and athletic club facility located in the same building as our executive offices.  Also for Mr. Ungurean, who is provided a company-owned automobile primarily for business use (with personal use being limited to usage for commuting purposes), the amount shown for 2013 also includes the cost to us of providing the automobile to him for his use for the estimated personal usage portion thereof for commuting purposes (10% of the total cost) in the amount of $1,966.

Compensation Discussion and Analysis

Our compensation program is designed to recruit and retain as executive officers individuals with the highest capacity to develop, grow and manage our business, and to align their compensation with our short-term and long-term goals.  To do this, our compensation program for executive officers is generally made up of the following components:  (i) base salary, designed to compensate our executive officers for work performed during the fiscal year; (ii) short-term incentive programs, designed to reward our executive officers for our yearly performance and for their individual performances during the fiscal year; and (iii) equity-based awards granted under the LTIP, which are meant to align our executive officers’ interests with those of our unitholders and our long-term performance.

Our General Partner, under the direction of the Board, is responsible for the management of our operations and employs all of the employees that operate our business.  These responsibilities include establishing and maintaining the policies and practices with respect to executive compensation.  The Board appoints and maintains the Compensation Committee to help the Board administer certain aspects of the compensation policies and programs for our executive officers and certain other employees and to make recommendations to the Board relating to the compensation of the directors and executive officers of our General Partner.

The Compensation Committee and the Board are charged with, among other things, the responsibility of:

●

reviewing executive officer compensation policies and practices to ensure adherence to our compensation philosophies and that the total compensation paid to our executive officers is fair, reasonable and competitive;

●	reviewing base salary levels for our executive officers and determining any adjustments thereto;

●	assessing the individual performance of our executive officers and their contributions to our company-wide performance;

●

determining the annual bonuses to be provided to our executive officers for a given year after taking into account target bonus levels set forth in executive officers’ employment agreements or otherwise established for the year; and

●	determining the types, amounts and vesting terms of awards to be provided to our executive officers under the LTIP.

In making compensation determinations, the Compensation Committee and the Board consider the recommendations of our CEO with respect to the other executive officers.  The total compensation of our executive officers and the components and relative emphasis among components of their annual compensation are reviewed on at least an annual basis by the Compensation Committee with any proposed changes recommended to the Board for final approval.

We structured total compensation for our executives to provide a guaranteed amount of cash compensation in the form of competitive base salaries, while also providing a meaningful amount of annual cash compensation dependent on our performance and individual performance of the executives in the form of annual bonuses.  We also sought to provide a portion of total compensation in the form of equity-based awards under the LTIP, in order to align the interests of executives and other key employees with those of our unitholders and for retention purposes. In both January and March 2012, and also in January 2013 and January 2014, but relating in each case to performance in the immediately preceding year, we made, and in the future we expect to regularly make, equity-based awards as a part of our annual compensation decision-making process.

Compensation decisions for individual executive officers were the result of the subjective analysis of a number of factors, including the individual executive officer’s experience, skills or tenure with us, changes to the individual executive officer’s position and responsibilities and our performance.  In measuring the contributions of executive officers and our performance, a variety of financial measures were considered, including non-GAAP financial measures used by management to assess our financial performance.  For 2011 and 2012, the Board used the amount of distributable cash flow available for the cash distributions made to our equityholders as the primary measure of our operating performance, and for 2013, the Board used an EBITDA-based measure as the primary measure of our operating performance.  In addition, an evaluation of the individual performance of each of the executive officers was taken into consideration.

In making individual compensation decisions, the Compensation Committee and the Board relied on and will continue to rely on performance goals or targets for a significant part of the incentive compensation bonuses of our executive officers.  Each executive officer’s current and prior compensation was considered in setting compensation for 2013.  The amount of each executive officer’s current compensation was considered as a base against which determinations were made as to whether increases were appropriate to retain the executive officer in light of competition or in order to provide continuing performance incentives.  The Compensation Committee and the Board retain and exercise their discretion to adjust the components of compensation to achieve our goal of recruiting, promoting and retaining as executive officers individuals with the skills necessary to execute our business strategy and develop, grow and manage our business.

For each of the 2013 and 2014 performance periods, our Compensation Committee made and intends to make compensation recommendations to the Board based upon trends occurring within our industry, including from a peer group of companies that our Compensation Committee identifies and reviews on at least an annual basis.  Although the Board and our Compensation Committee review compensation data relating to our peer group of companies, prior to 2013 they did not benchmark compensation at any particular level relative to our peer group.  For 2013 and going forward, the Board and our Compensation Committee have benchmarked generally and intend to continue to benchmark generally compensation in a range around the 50th percentile level relative to our peer group.

Base Salaries.  Base salaries for our executive officers are determined annually by an assessment of our overall financial and operating performance, each executive officer’s personal performance and changes in executive officer responsibilities.  While many aspects of performance can be measured in financial terms, senior management is also evaluated in areas of performance that are more subjective.  These areas include the development and execution of strategic plans, the exercise of leadership in the development of management and other employees, innovation and improvement in our business activities and each executive officer’s involvement in industry groups and in the communities that we serve.  We seek to compensate executive officers for their performance throughout the year with annual base salaries that are fair and competitive within our marketplace and which ensure the attraction, development and retention of superior talent.  We believe that executive officer base salaries should be competitive with salaries for executive officers in similar positions and with similar responsibilities in our marketplace, adjusted for financial and operating performance, each executive officer’s personal performance, length of service with us and previous work experience.  For 2013 and going forward, base salary determinations focused and will continue to focus on the above considerations.

Base salaries are reviewed annually to ensure continuing consistency with market levels and our level of financial performance during the prior year.  Future adjustments to base salaries and salary ranges will reflect average movement in the competitive market as well as individual performance.  Annual base salary adjustments, if any, for the CEO are approved by the non-employee directors based upon recommendations from the Compensation Committee.  Annual base salary adjustments, if any, for the other executive officers are approved by the Board based upon recommendations from the Compensation Committee, which recommendations may take into account input from the CEO.

There were no base salary increases for the executive officers for 2013.  For 2014, the base salaries were increased for all of the executive officers except Mr. Ungurean. The base salaries of the executive officers for 2013 and 2014 are reflected in the table below.

Name	2013 Base Salary	2014 Base Salary
Charles C. Ungurean	$500,000	$500,000
Bradley W. Harris	300,000	315,000
Daniel M. Maher	270,000	297,000
Gregory J. Honish	210,000	220,500
Michael B. Gardner	170,000	178,500

Bonuses.  As one way of accomplishing compensation objectives, our executive officers are rewarded for their contribution to our financial and operational success through the award of annual cash incentive bonuses.  Annual incentive bonuses, if any, for the CEO are approved by the non-employee directors based upon recommendations from the Compensation Committee.  Annual incentive bonuses, if any, for the other executive officers are approved by the Board based upon recommendations from the Compensation Committee, which recommendations may take into account input from the CEO (and Mr. Maher in the case of Mr. Gardner).

Messrs. Harris, Maher and Honish were and are each eligible for retention bonuses in the aggregate amount of their 2013 base salaries, payable one-third upon completion of a satisfactory refinancing of our credit facility (which amount was paid in July 2013 following completion of a satisfactory refinancing of our credit facility in June 2013) and two-thirds upon completion of continued employment through December 31, 2014, while Mr. Gardner was eligible for a retention bonus of $50,000 payable for and subject to his continued employment through May 15, 2013 (which amount was paid in June 2013 following Mr. Gardner’s completion of continued employment through May 15, 2013).  The purpose of the retention bonuses was and is to improve the chances of our General Partner retaining the services of these executive officers, which retentions the Compensation Committee and the Board have determined to be important for us.

Equity-Based Awards.  The LTIP is designed to encourage responsible and profitable growth, while taking into account non-routine factors that may be integral to our success.  In addition to recruiting and retaining grantees, equity-based grants are used to incentivize performance that leads to enhanced unitholder value and closely align the interests of executive officers and key employees with those of our unitholders.  Equity-based grants provide a vital link between the long-term results achieved for our unitholders and the rewards provided to executive officers and other key employees. The only awards made under our Current LTIP since its adoption have been awards of phantom units.

Deferred Compensation. Our 401(k) plan allows executive officers and other employees to contribute compensation for retirement up to IRS-imposed limits (for 2013, $17,000 for participants age 49 and under and $22,500 for participants age 50 and over), either on a tax deferred or after-tax basis.  The 401(k) plan permits us to make annual discretionary contributions to the plan as a percentage of the eligible compensation of participants in the plan.  Annual committed contributions of 3% or more of such eligible compensation will maintain “safe harbor” tax-qualified status for the plan.  For 2012, we committed to make an employer discretionary contribution of 4% of such eligible compensation.  We did not make and have not made such a commitment for either 2013 or 2014.

Perquisites and Other Benefits. Although perquisites are not a significant factor in our compensation programs, we provide certain limited perquisite and personal benefits to Mr. Ungurean consisting of the use primarily for business purposes (with personal usage being limited to usage for commuting purposes) of a company-owned automobile.  Any such benefits that we provide are to assist the executive officers in performing their services for us and they are not factored into the Board’s determinations with respect to other elements of total compensation.

Grants of Plan-Based Awards for 2013

The following table provides information regarding grants of plan-based awards to named executive officers for services during the year ended December 31, 2013.

Name	Grant Date	All Other Unit Awards: Number of Units (#)	Grant Date Fair Value of Unit Awards ($)(1)
Charles C. Ungurean
President and Chief Executive Officer	1/1/14	406,504	500,000
Bradley W. Harris
Senior Vice President, Chief Financial Officer and Treasurer	1/1/14	243,904	300,002
Daniel M. Maher
Senior Vice President, Chief Legal Officer and Secretary	1/1/14	219,512	270,000
Gregory J. Honish
Senior Vice President, Operations	1/1/14	170,734	210,003
Michael B. Gardner
Vice President-Legal, General Counsel-Regulatory/Environmental and Assistant Secretary	1/1/14	69,108	85,003

(1)

Amounts shown are based on the grant date fair market value of our common units of $1.23 for units granted effective January 1, 2014 with respect to services provided by the executive officers during 2013.

Outstanding Equity-Based Awards as of December 31, 2013

The following table provides information regarding outstanding equity-based awards held by the named executive officers as of December 31, 2013.  All such equity-based awards consist of phantom units granted under our Current LTIP, other than the Class B units in our General Partner held by Mr. Maher.  None of the named executive officers hold outstanding option awards.

	Unit Awards
Name	Number of Phantom Units That Have Not Vested (#)(1)	Number of Class B Units That Have Not Vested (#)(2)	Market Value of Units That Have Not Vested ($)(3)
Charles C. Ungurean
President and Chief Executive Officer	160,077		196,895
Bradley W. Harris
Senior Vice President, Chief Financial Officer and Treasurer	117,878		144,990
Daniel M. Maher			109,233
Senior Vice President, Chief Legal Officer and Secretary	88,807	3.1720195	1,234
Gregory J. Honish
Senior Vice President, Operations	67,540		83,074
Michael B. Gardner
Vice President – Legal, General Counsel – Regulatory/Environmental and Assistant Secretary	23,915		29,415

(1)

The phantom unit numbers do not include awards relating to services provided in 2013 that were effective January 1, 2014. As to Messrs. Ungurean and Honish, a portion of the units (1,893 for Mr. Ungurean and 1,659 for Mr. Honish) vest in equal amounts on each of March 31, 2014 and the next anniversary thereof, an additional portion of the units (13,806 for Mr. Ungurean and 5,241 for Mr. Honish) vest in equal amounts on each of March 31, 2014 and the next two anniversaries thereof, a further portion of the units (31,252 for Mr. Ungurean and 13,128 for Mr. Honish) vest in equal amounts on each of March 31, 2014 and the next three anniversaries thereof, and the remainder of the units (31,252 for Mr. Charles Ungurean and 13,128 for Mr. Honish) vest in two stages based upon achievement of certain performance criteria.  As to Mr. Harris, 50,000 of his units vest in equal amounts on each of March 31, 2014 and the next anniversary thereof, 33,940 of his units vest on March 31, 2014 and the next three anniversaries thereof, and the remaining 33,938 of his units vest in two stages based upon achievement of certain performance criteria.  As to Mr. Maher, 4,105 of his units vest on January 1, 2014, 6,738 of his units vest in equal amounts on March 31, 2014 and the next two anniversaries thereof, 30,544 of his units vest in equal amounts on each of March 31, 2014 and the next three anniversaries thereof, and the remaining 47,420 of his units vest in two stages based upon achievement of certain performance criteria.  As to Mr. Gardner, 564 of his units vest in equal amounts on each of March 31, 2014 and the next anniversary thereof, 4,119 of his units vest in equal amounts on each of March 31, 2014 and the next two anniversaries thereof, and the remaining 19,232 of his units vest in equal amounts on each of March 31, 2014 and the next three anniversaries thereof.

(2)	Amounts shown are the number of unvested Class B units of our General Partner granted to Mr. Maher. These units vest in equal amounts on January 1, 2014 and the next anniversary thereof.

(3)

For phantom units, based on the closing price of our common units of $1.23 on December 31, 2013; for Class B units, reflects an estimate of the fair market value of the Class B units of our General Partner as of December 31, 2013, as determined in accordance with FASB ASC Topic 718.

Units Vested in 2013

The following table shows the phantom unit awards and awards of Class B units of our General Partner that vested in our named executive officers during 2013.  None of the named executive officers held or exercised any options in 2013.

Name	Number of Units Acquired on Vesting (#)		Value Realized on Vesting ($)
Charles C. Ungurean
President and Chief Executive Officer	5,548	(1)	15,257	(1)
Bradley W. Harris
Senior Vice President, Chief Financial Officer and Treasurer	25,000	(1)	68,750	(1)
Daniel M. Maher	6,351	(2)	24,322	(2)
Senior Vice President, Chief Legal Officer and Secretary	1.586010	(3)	1,380	(3)
Gregory J. Honish
Senior Vice President, Operations(1)	2,577	(1)	7,087	(1)
Michael B. Gardner
Vice President – Legal and General Counsel – Regulatory/Environmental	1,655	(1)	4,551	(1)

(1)	These units vested on March 31, 2013, and the value realized amount reflects a unit value of $2.75 per unit on such vesting date.

(2)

Of these units, 4,105 units vested on January 1, 2013 and 2,246 units vested on March 31, 2013, and the value realized amount reflects a unit value of $4.42 and $2.75 per unit, respectively, on each such vesting date.

(3)	These units vested on January 1, 2013, and the value realized amount reflects an estimate of the fair market value of such units as of such date, as determined in accordance with FASB ASC Topic 718.

 Compensation Committee Report

We have reviewed and discussed with management certain compensation discussion and analysis provisions to be included in this Information Statement on Schedule 14C to be filed pursuant to Section 14(c) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).  Based on that review and discussion, we recommend to the Board that the compensation discussion and analysis provisions be included in this Information Statement on Schedule 14C.

Compensation Committee

Brian D. Barlow, Chairman

Peter B. Lilly

Robert J. Messey

Gerald A. Tywoniuk

Notwithstanding anything to the contrary set forth in any previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that incorporate future filings, including this Information Statement on Schedule 14C, in whole or in part, the foregoing report shall not be incorporated by reference into any such filings.

Director Compensation

Neither we nor our General Partner provide any additional compensation to employees who serve as directors of our General Partner. The following table sets forth the compensation paid to our non-employee directors for the year ended December 31, 2013.  None of our non-employee directors held any unvested units as of December 31, 2013.

Name	Fees (1)	Unit Awards (2)	Total
Gerald A. Tywoniuk	$94,000	$50,004	$144,004
Peter B. Lilly	$90,000	$50,004	$140,004
Robert J. Messey	$76,000	$50,004	$126,004

(1)	The amounts in this column represent the fees paid to the directors in 2013. All of the fees were paid in cash.

(2)

The amounts in this column represent the value of unit awards made to directors under our Current LTIP in 2013. For each of the directors, (a) 4,546 units were granted and vested on March 31, 2013 and their market value is based on the closing price of $2.75 per unit on March 29, 2014 (as the NYSE was closed on the March 30 and March 31, 2013 weekend dates); (b) 4,682 units were granted and vested on June 30, 2013 and their market value is based on the closing price of $2.67 per unit on June 28, 2013 (as the NYSE was closed on the June 29 and June 30, 2013 weekend dates); (c) 6,411 units were granted and vested on September 30, 2013 and their market value is based on the closing price of $1.95 per unit on such date; and (d) 10,163 units were granted and vested on December 31, 2013 and their market value is based on the closing price of $1.23 per unit on such date.

Compensation Committee Interlocks and Insider Participation

Brian D. Barlow, Peter B. Lilly, Gerald A. Tywoniuk and Robert J. Messey serve as the members of the Compensation Committee.  Mr. Barlow serves as the chairman of the Compensation Committee.  For a description of certain transactions between us and affiliates of Mr. Barlow, see “Item 13. Certain Relationships and Related Transactions, and Director Independence” contained in our Annual Report on Form 10-K for the year ended December 31, 2012.

ADOPTION OF THE AMENDMENT

The aggregate number of common units that may be delivered with respect to awards under the Current LTIP is 2,056,075. Under the Current LTIP, as of December 31, 2013, 992,074 common units have been delivered or are reserved for outstanding unvested awards, and 1,064,001 common units remain available for awards.

The Amendment will increase the number of common units of the partnership authorized for grants and issuance from 2,056,075 to 2,806,075. The Amendment was unanimously approved by the board of directors of our General Partner on December 12, 2013 and approved by the Consenting Majority Unitholders, who held a majority of our outstanding common and subordinated units on December 31, 2013. Notwithstanding the execution and delivery of the written consent by the Consenting Majority Unitholders, under applicable securities regulations, the Amendment may not become effective until at least 20 calendar days after the date this information statement is first sent or given to our unitholders. Therefore, the earliest possible date on which the Amendment can become effective is February 27, 2014. We intend to file a registration statement pursuant to the Securities Act of 1933, as amended, on Form S-8, to register the additional common units authorized to be granted under the LTIP. A copy of the Amendment is attached to this information statement as Annex A, and you should refer to the LTIP for further details of the plan and awards that may be made thereunder.

Material Features of the Oxford Resource Partners, LP Amended and Restated Long-Term Incentive Plan, As Amended

General. The LTIP provides for awards of options to purchase common units, common unit appreciation rights, restricted common units, phantom common units, other common unit-based awards, common units and replacement common units, including any tandem distribution equivalent rights granted with respect thereto, to employees, directors or consultants performing services for the benefit of us, the General Partner or an affiliate of either. As described above under “Compensation of Directors and Executive Officers,” we are managed by our General Partner with all of our management, administrative and operating functions performed by employees of our General Partner. As such, the LTIP is designed to reward the employees of our General Partner and its affiliates, the directors of the General Partner and consultants performing services for the benefit of our General Partner and its affiliates. We believe that the LTIP will provide an opportunity for participants to acquire or increase their equity interests in us and to provide a means whereby they may develop a sense of proprietorship and personal involvement in our development and financial success, and will encourage them to remain with our General Partner and its affiliates and to devote their best efforts to our General Partner and us.

Administration. The LTIP is administered by the Board or such other committee of non-employee directors of the Board (the “Committee”) as may be appointed to administer the LTIP. Currently, the Compensation Committee of the Board serves as the Committee pursuant to appointment by the Board. The Committee, in its sole discretion, may delegate any or all of its powers and duties under the LTIP to the Chief Executive Officer of the General Partner, subject to limitations that the Committee may impose, if any. The Committee’s delegation to the Chief Executive Officer may not limit the Chief Executive Officer’s right to receive awards under the LTIP.

Subject to the terms of the LTIP and applicable law, and in addition to other express powers and authorizations granted to the Committee under the LTIP, the Committee will have full power and authority to: (i) designate participants; (ii) determine the type or types of awards to be granted to any participant; (iii) determine the number of common units to be covered by awards; (iv) determine the terms and conditions of any award; (v) determine whether, to what extent, and under what circumstances awards may be vested, settled, exercised, canceled, or forfeited; (vi) interpret and administer the LTIP and any instrument or agreement relating to an award made under the LTIP; (vii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the LTIP; and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the LTIP.

Eligibility. (i) Any employee of us, the General Partner or an affiliate of either who performs services for the benefit of us, the General Partner or an affiliate of either, (ii) any independent contractor, other than a member of the Board, who performs services for the benefit of us or the General Partner or an affiliate of either, or (iii) a member of the Board or a board of directors of an affiliate of ours (who is not an employee or independent consultant referenced in (i) or (ii) above), is eligible to receive awards under the LTIP. As of December 31, 2013, 34 individuals, including 6 executive officers, 3 non-employee directors and 25 other employees, had outstanding awards under and/or were eligible for awards under the LTIP.

Units Subject to the LTIP. The aggregate number of common units that may be delivered with respect to awards under the LTIP will be 2,806, 075 (which consists of 2,056,075 common units authorized under the Current LTIP and the additional 750,000 common units authorized under the Amendment), subject to adjustment as described below if there is a change in common units, such as a unit split or other transaction that increases (or decreases) the number of common units outstanding. Notwithstanding the foregoing, there are no limitations on the number of awards that may be granted under the LTIP and are payable solely in cash. As of the effective date of the Amendment, and taking into account awards relating to services performed in 2013 and made effective January 1, 2014, there will be 245,584 common units available for future grant awards.

If any award is forfeited, cancelled, exercised, paid or otherwise terminates expires without the actual delivery of units pursuant to such award or units are withheld from such award to satisfy the exercise price or employer’s tax withholding obligations with respect to such award (the grant of restricted units is not a delivery of units for this purpose), the units that were subject to such award will again be available for new awards granted under the LTIP.

Types of Awards. The LTIP provides for awards of options to purchase common units, common unit appreciation rights, restricted common units, phantom common units, other common unit-based awards, common units and replacement common units, including any tandem distribution equivalent rights granted with respect thereto, to eligible participants. All awards, further described below, are subject to the conditions, limitations, restrictions, vesting and forfeiture provisions determined by the Committee, in its discretion, subject to such limitations that are set forth in the LTIP. The number of common units subject to any award is also determined by the Committee in its discretion. The Board or Committee will also have the authority to determine the recipients to whom options shall be granted. The term of each award will be for a period as determined by the Committee, but may not exceed 10 years.

Options and Common Unit Appreciation Rights. An option refers to an option to purchase common units granted under the LTIP. A common unit appreciation right is a contingent right that entitles the holder to receive all or part of the excess of the Fair Market Value (defined below) of a common unit on the exercise date over the exercise price of such contingent right. Such excess may be paid in cash and/or in common units as determined by the Committee in its discretion. The exercise price per common unit purchasable under an option or subject to a common unit appreciation right shall be determined by the Committee at the time the option or the common unit appreciation right is granted, but may not be less than the Fair Market Value per common unit as of the date of grant.

Restricted Common Units and Phantom Common Units. A phantom common unit is a notional unit granted under the LTIP which upon vesting entitles the holder to receive a common unit or an amount of cash equal to the Fair Market Value of one common unit at the time of vesting. A restricted common unit is a common unit granted under the LTIP that is subject to forfeiture provisions and other restrictions. The Committee will determine the conditions under which the restricted common units or phantom common units may become vested or forfeited, and such other terms and conditions as the Committee may establish with respect to such awards, which may include without limitation a provision for accelerated vesting upon the death or disability of a participant, a change of control, the achievement of specified performance goals or such other events as the Committee may provide.

Distribution Equivalent Rights. Distribution equivalent rights are contingent rights, granted in tandem with a specific phantom common unit, to receive an amount of cash, restricted common units and/or phantom common units equal to the cash distributions made by us with respect to a common unit during a the period such contingent right is outstanding.

Other Common Unit-Based Awards. Other common unit-based awards may be granted under the LTIP in such amounts as the Committee, in its discretion, may select. Other common unit-based awards, which refer to awards not otherwise provided for in the LTIP, will be denominated in, valued in or otherwise based on or related to the common units, in whole or in part. The Committee will determine the terms and conditions of any other common unit-based awards. Upon vesting, any other common unit-based award may be paid in cash, common units (including restricted common units) or any combination of cash, common units and restricted common units as provided in the applicable award agreement.

Common Unit Awards. Awards of common units may be granted under the LTIP in such amounts as the Committee, in its discretion, may select.

Fair Market Value. “Fair Market Value” of a common unit means the closing sales price of a common unit on the principal national securities exchange or other market in which trading in common units occurs on the applicable date (or if there is no trading in the common units on such date, on the next preceding date on which there was trading) as reported in The Wall Street Journal (or such other reporting service approved by the Committee). If common units are not publicly traded on a national securities exchange or other market at the time a determination of Fair Market Value is required to be made hereunder, the determination of Fair Market Value will be made in good faith by the Committee.

Limits on Transfer of Awards. Any award which is exercisable by a participant shall be exercisable only by the participant during the participant’s lifetime, or by the person to whom the participant’s rights shall pass by will or the laws of descent and distribution. No award and no right under any such award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a participant (or any permitted transferee or successor holder of the participant) otherwise than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against us, the General Partner or any affiliate of either. Notwithstanding the foregoing, to the extent specifically provided and approved by the Committee with respect to any award, the award may be transferred by a participant without consideration to immediate family members or related family trusts, limited partnerships or similar entities on such terms and conditions as the Committee may from time to time establish.

Change of Control. Upon the occurrence of a change of control, recapitalization, reorganization, merger, consolidation, combination, exchange or other relevant change in capitalization of or involving us, or any change in accounting principles affecting our financial statements, the Committee, in its sole discretion, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the LTIP or an outstanding award, may: (i) provide for either (A) the termination of any award in exchange for an amount of cash equal to the amount that would have been attained upon the then exercise or vesting of the award or (b) the replacement of any award with other rights or property selected by the Committee in its sole discretion; (ii) provide that the award be assumed by the successor or survivor entity or be exchanged for similar options or other rights with appropriate adjustments as to the number and kind of equity interests and prices; (iii) make adjustment in the number and type of units (or other securities or property) subject to outstanding awards, in the number and kind of outstanding awards or in the terms and conditions of, and the vesting and performance criteria included in, outstanding awards, or both; (iv) provide that any award may be exercisable or payable; and (v) provide that any award cannot be exercised or become payable after such event, in each case subject to restrictions upon certain equity restructuring events.

Amendment and Termination. Except as provided in any award agreement, or if the common units are publicly traded then as required by the rules of the principal securities exchange on which the common units are traded, the Board or the Committee may amend, alter, suspend, discontinue, or terminate the LTIP in any manner without the consent of any partner, participant, other holder or beneficiary of any award, or other person. In addition, except in connection with a corporate transaction involving the General Partner, the terms of outstanding awards may not be amended without unitholder approval to reduce the exercise price of outstanding options or common units appreciation rights or cancel outstanding options or common units appreciation rights in exchange for cash, other awards or options or common units appreciation rights with an exercise price that is less than the exercise price of the original options or common units appreciation rights. Notwithstanding the foregoing, the LTIP may not be terminated with respect to an award that is subject to Section 409A of the Internal Revenue Code unless such termination would not result in the award becoming subject to the additional tax under Section 409A.

The Committee may also, in its discretion, waive any conditions or rights under, amend any terms of, or otherwise alter any award theretofore granted, provided no change, other than actions upon the occurrence of a change of control, in any award shall materially reduce the vested rights or benefits (as contrasted with a contingent right or benefit) of a participant (or holder) with respect to an outstanding award without the consent of the participant. Notwithstanding anything in the LTIP to the contrary, no amendment may be made with respect to an award without the participant’s consent that would cause the participant to incur the additional tax under Section 409A with respect to such award.

Duration. The LTIP will continue until the earliest of (i) the date it is terminated by the Board or the Committee, (ii) all common units available under the LTIP have been issued to participants and/or their beneficiaries, or (iii) June 18, 2020. However, unless otherwise expressly provided in the LTIP or in any applicable award agreement, any award granted prior to such termination, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such award or to waive any conditions or rights under any such award, shall extend beyond such termination date.

Tax Effects of Awards under the LTIP. The following is a general description of the current federal income tax consequences of awards granted under the LTIP.

Options. There are no federal income tax consequences to optionees upon the grant of an option to purchase common units under the LTIP. Generally, upon the exercise of an option, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise equal to the excess of the fair market value of the common units on the date of exercise over the option price paid for the common units.

Common Unit Appreciation Rights. The recipient of common unit appreciation rights will not recognize income at the time of the award. Upon exercise of common unit appreciation rights, the recipient will recognize ordinary income equal to the fair market value of any cash or common units received.

Restricted Common Units. The recipient of a restricted common unit award will not recognize income upon the grant of restricted common units if such units are subject to a substantial risk of forfeiture for federal income tax purposes. If the recipient makes an election under Section 83(b) of the Internal Revenue Code within 30 days after the transfer of the restricted common units to him or her, he or she will recognize ordinary income in the year of receipt in an amount equal to the excess of the fair market value of the units at the time of transfer over the amount paid, if any, by the recipient for the units. In addition, after the Section 83(b) election, the recipient will be treated as a unitholder for tax purposes.

If the recipient does not make a Section 83(b) election, the recipient will recognize ordinary income when the forfeiture restrictions lapse, in an amount equal to the excess of the fair market value of the common units on the date the forfeiture restrictions lapse over the amount paid, if any, for the common units. A recipient that does not make a Section 83(b) election will not be treated as a unitholder for tax purposes until the forfeiture restrictions lapse.

Phantom Common Units. The recipient of a phantom common unit award will not recognize income at the time of the award. Upon the payment of cash or transfer of common units in satisfaction of the award, the recipient will recognize ordinary income equal to the fair market value of any cash or common units received.

Common Unit Awards. The recipient of a common unit award will recognize ordinary income upon the receipt of common units in satisfaction of the award, in an amount equal to the fair market value of the common units received.

Distribution Equivalent Rights. The recipient of distribution equivalent rights will not recognize income at the time of the award. Upon a distribution with respect to distribution equivalent rights, the recipient will recognize ordinary income equal to the fair market value of any cash or common units received.

Future LTIP Benefits. Because awards under the LTIP are granted at the discretion of the Committee, future benefits under the LTIP are not currently determinable.

Securities Authorized for Issuance Under Equity Compensation Plans

As of the effective date of the Amendment, the number of units that may be delivered with respect to awards under the LTIP may not exceed 2,806,075 units, subject to specified anti-dilution adjustments.

VOTING PROCEDURES

Pursuant to Delaware corporate law, the affirmative vote or consent of the holders of a majority of our outstanding common and subordinated units is sufficient to adopt the Amendment, which vote was obtained through the written consent of the Consenting Majority Unitholders as the record owners of a majority of the issued and outstanding common and subordinated units as of December 31, 2013. Accordingly, no other votes are necessary to adopt the Amendment and your approval is neither required nor requested.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Employees of the General Partner who perform services for us and the General Partner and the members of the Board will be eligible to receive awards under the LTIP. As a policy of the Board and the Committee, only the independent directors, who comprise 3 of the 7 directors, are eligible for awards under the LTIP. Accordingly, a minority of the members of the Board and executive officers of our General Partner have a substantial interest in the approval of the Amendment.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

Our internet address is www.OxfordResources.com. We electronically file or furnish annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission. You can obtain this information without charge from the Securities and Exchange Commission’s website at www.sec.gov or upon written or oral request to:

Oxford Resource Partners, LP

41 South High Street, Suite 3450

Columbus, Ohio 43215

Attention: Investor Relations

Phone: (614) 643-0314

* * * * * *

Annex A

FIRST AMENDMENT TO

OXFORD RESOURCE PARTNERS, LP

AMENDED AND RESTATED

LONG-TERM INCENTIVE PLAN

This FIRST AMENDMENT TO OXFORD RESOURCE PARTNERS, LP AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN (this “Amendment”) is made and executed by Oxford Resource Partners, LP (the “Partnership”) as of December 31, 2013, to be effective as of such date that is 20 calendar days after the date that an information statement pursuant to Section 14(c) of the Securities Exchange Act of 1934 with respect to this Amendment is sent or given to the unitholders of the Partnership (the “Effective Date”).

recitals:

A.     The Partnership adopted the Oxford Resource Partners, LP Amended and Restated Long-Term Incentive Plan (the “Plan,” with capitalized terms used but not defined herein having the same meanings when used herein as are given them when used in the Plan) effective as of June 18, 2010;

B.     The Partnership has acted to amend the Plan effective as of the Effective Date to add additional Units that may be delivered with respect to Awards under the Plan, and the partners of the Partnership have acted to approve such amendment adding additional Units that may be delivered with respect to Awards under the Plan; and

C.     Accordingly, the Partnership is executing this Amendment for the purpose of formally documenting such amendment to the Plan adding additional Units that may be delivered with respect to Awards under the Plan.

aMENDment:

1.      Amendment of Section 4(a) (Limits on Units Deliverable Under Awards). Section 4(a) of the Plan is amended to read in its entirety as follows:

(a)   Limits on Units Deliverable Under Awards. Subject to adjustment as provided in Section 4(c), the aggregate number of Units that may be delivered with respect to Awards under the Plan shall be 2,806,075 Units (which subsumes and includes the 2,056,075 Units authorized under the Plan as of immediately prior to the Effective Date plus the additional 750,000 Units authorized under the Plan effective as of the Effective Date). If any Award is forfeited, cancelled, exercised, paid, or otherwise terminates or expires without the actual delivery of Units pursuant to such Award or Units are withheld from such an Award to satisfy the exercise price or employer’s tax withholding obligations with respect to such Award (the grant of Restricted Units is not a delivery of Units for this purpose), the Units that were subject to such Award shall again be available for new Awards granted under the Plan. There shall not be any limitation on the number of Awards that may be paid or settled in cash.

2.     Status of Plan. Except as amended herein, the Plan remains in full force and effect without change.

IN WITNESS WHEREOF, the Partnership has executed this Amendment effective as of the Effective Date.

OXFORD RESOURCE PARTNERS, LP

By Oxford Resources GP, LLC,
its General Partner

By:	/s/Daniel M. Maher
Name: Daniel M. Maher
Title: Senior Vice President